American Century Growth Funds, Inc. Summary Prospectus Supplement Adaptive Small Cap Fund
Supplement dated December 1, 2019 ■ Summary Prospectus dated December 1, 2019

The Board of Directors has approved a plan of liquidation for the Adaptive Small Cap Fund. Under the plan, the liquidation date of the fund will be December 12, 2019.
The fund was closed to all new accounts on November 11, 2019 and will be closed to all new investments, except reinvested distributions, as of the close of the New York Stock Exchange on December 2, 2019.
To prepare for the closing and liquidation of the fund, the fund’s portfolio managers plan to increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. In doing so, the portfolio managers may sell securities to increase cash and cash equivalents exposure up to 100% of the portfolio. As a result, the fund will not be pursuing its stated investment objectives.

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